State Street/Ramius Managed Futures Strategy Fund
Class A (RTSRX)
Class I (RTSIX)

A series of Investment Managers Series Trust (the “Trust”)

Supplement dated February 14, 2017, to the
Summary Prospectus dated May 4, 2016, as amended.

Effective immediately, the following replaces the text preceding the fee table in the “Fees and Expenses of the Fund” section on page 1 of the Summary Prospectus:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Fund.  More information about these and other discounts is available from your financial professional and in the section titled “Class A Shares Purchase Program” on page 37 of this Prospectus and in Appendix A of the Prospectus.